Exhibit 10.23

Certain information has been excluded from the exhibit because it is not material.

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SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT

AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of November 19, 2021 (the "Second Amendment Effective Date"), is made by HELIOS TECHNOLOGIES, INC., a Florida corporation (the "Borrower"), the Guarantors (as defined in the Credit Agreement (as hereinafter defined)), each of the Lenders (as defined in the Credit Agreement), and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of October 28, 2020 (as further amended, restated, modified or supplemented, the "Credit Agreement"; except as otherwise defined in this Amendment, defined terms used herein shall have the meanings given to them in the Credit Agreement);

WHEREAS, the Borrower has requested that, as of the Second Amendment Effective Date, the Lenders amend certain terms of the Credit Agreement as set forth herein; and the Lenders are willing to do so upon and subject to the terms and conditions of this Amendment.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.
Amendments to Credit Agreement. Upon the effectiveness of this Amendment, the Credit Agreement is amended in its entirety to read in the form attached hereto as Exhibit A.
2.
General.
(a)
Conditions Precedent. The Loan Parties, the Administrative Agent and the Lenders acknowledge and agree that the amendments set forth herein shall only be effective upon the occurrence of all the following conditions precedent:
(i)
Amendment. The Loan Parties, the Administrative Agent and the Required Lenders shall have executed and delivered this Amendment to the Administrative Agent.
(ii)
USA Patriot Act Diligence. Administrative Agent and each Lender shall have received, in form and substance acceptable to Administrative Agent and each Lender, such documentation and other information requested in connection with applicable "know your customer" and anti-money laundering rules and regulations, including the USA Patriot Act. If the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have delivered to Administrative Agent and each Lender that so requests, a Beneficial Ownership Certification in relation to the Borrower.
(iii)
Fees and Expenses. The Borrower shall have paid to the Administrative Agent all fees due and payable on or before the date hereof and any documented out-of-pocket costs and expenses of the Administrative Agent, including without limitation, the reasonable and invoiced out-of-pocket fees of the Administrative Agent's outside counsel in connection with this Amendment.
(b)
Representations, Warranties and Covenants. The Borrower and each Guarantor covenants and agrees with and represents and warrants to the Administrative Agent and the Lenders as follows:
(i)
the Obligations under the Credit Agreement are and shall remain secured by the Collateral, pursuant to the terms of the Credit Agreement and the other Loan Documents;
(ii)
the Borrower and each of the Guarantors possess all of the powers requisite to enter into and carry out the transactions of the Borrower and such Guarantor referred to herein and to execute, enter into and perform the terms and conditions of this Amendment, the Credit Agreement and the other Loan Documents to which it is a party and any other documents contemplated herein that are to be performed by the Borrower or such Guarantor; any and all actions required or necessary pursuant to the Borrower's or such Guarantor's organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by the Borrower and such Guarantor of the terms and conditions of this Amendment; the officers of the Borrower and each Guarantor executing this Amendment are the duly elected, qualified, acting and incumbent officers of such Loan Party and hold the titles set forth below their names on the signature lines of this Amendment; and such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of (A) any applicable law, (B) except as would not reasonably be expected to result in a Material Adverse Change, any material agreement or instrument or (C) any order, writ, judgment, injunction or decree to which the Borrower or such Guarantor is a party or by which the Borrower or such Guarantor or any of its properties is bound, and that all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by the Borrower and such Guarantor of the terms and conditions of this Amendment, the Credit Agreement, the other Loan Documents and the transactions contemplated hereby have been obtained by the Borrower or such Guarantor, as applicable, and are full force and effect;
(iii)
this Amendment, the Credit Agreement, and the other Loan Documents constitute valid and legally binding obligations of the Borrower and each Guarantor, enforceable against the Borrower and each Garantor in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;
(iv)
all representations and warranties made by the Borrower and each Guarantor in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or in the case of any such representation and warranty that is qualified by materiality or reference to Material Adverse Change, in all respects), except for representations and warranties which (A) specifically refer to an earlier date which shall have been true and correct in all material respects as of such earlier date referred to therein, and (B) are qualified by materiality which will be true and correct in all respects and the Borrower and each Guarantor has complied with all covenants and undertakings in the Credit Agreement and the other Loan Documents;
(v)
this Amendment is not a substitution, novation, discharge or release of the Borrower's or any Guarantor's obligations under the Credit Agreement or any of the other Loan Documents, all of which shall and are intended to remain in full force and effect;
(vi)
no Event of Default or Potential Default has occurred and is continuing under the Credit Agreement or the other Loan Documents; there exist no defenses, offsets, counterclaims or other claims with respect to the Borrower's or any Guarantor's obligations and liabilities under the Credit Agreement or any of the other Loan Documents;
(vii)
no Material Adverse Change has occurred since January 2, 2021; and
(viii)
the Borrower and each Guarantor hereby ratify and confirm in full its duties and obligations under the Credit Agreement and the other Loan Documents applicable to it, each as modified hereby.
(c)
Incorporation into the Credit Agreement and other Loan Documents. This Amendment shall be incorporated into the Credit Agreement by this reference and each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby. The term "Loan Documents" as defined in the Credit Agreement shall include this Amendment.
(d)
Severability. If any one or more of the provisions contained in this Amendment, the Credit Agreement, or the other Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained in this Amendment, the Credit Agreement or the other Loan Documents shall not in any way be affected or impaired thereby, and this Amendment shall otherwise remain in full force and effect.
(e)
Successors and Assigns. This Amendment shall apply to and be binding upon the Borrower and each Guarantor in all respects and shall inure to the benefit of each of the Administrative Agent and the Lenders and their respective successors and assigns, provided that neither the Borrower nor any Guarantor may assign, transfer or delegate its duties and obligations hereunder. Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment, the Credit Agreement or any of the other Loan Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the Borrower, the Guarantors, the Administrative Agent and the Lenders.

(f)
Reimbursement of Expenses. The Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, the reasonable fees and expenses of counsel actually incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith.
(g)
Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.
(h)
Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.
(i)
Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.
(j)
No Novation. This Amendment amends the Credit Agreement, but is not intended to constitute, and does not constitute, a novation of the Obligations of the Borrower and/or the Guarantors under the Credit Agreement or any other Loan Document.
(k)
Construction. The rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Amendment.
(l)
Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

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Exhibit A to Second Amendment to Second Amended and Restated Credit Agreement

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